Q4 2025 Earnings Conference Call

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) cyber incidents or other failures, disruptions or security beaches; or (9) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2024. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. | 2 Forward-Looking Statements

Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 43 locations across Southern Louisiana, Western Mississippi and Houston Highlights: • Total Assets: $3.5 billion at December 31, 2025 • Market Cap: $494 million at January 22, 2026 • Ownership (S&P Global as of January 22, 2026) • Institutional: 49% • Insider/ESOP: 12% | 3 Our Company Total Assets $3.5B Total Loans $2.7B Total Deposits $3.0B

| 4 Our Markets

Quarterly Financial Highlights 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Profitability Net income $ 9,437 $ 9,673 $ 10,964 $ 11,330 $ 12,357 $ 11,411 Diluted EPS 1.18 1.21 1.37 1.45 1.59 1.46 Net interest income 30,382 31,586 31,749 33,351 34,106 34,048 Provision (reversal) for loan losses 140 873 394 489 (229) 480 Core pre-provision net income(1) 9,430 10,430 11,205 10,881 12,113 11,721 Net interest margin ("NIM") 3.71% 3.82% 3.91% 4.04% 4.10% 4.06 % ROA 1.10 1.12 1.29 1.31 1.41 1.29 ROE 9.8 9.7 11.0 11.2 11.8 10.5 ROATCE(1) 12.9 12.7 14.3 14.5 15.0 13.3 Efficiency ratio 65.3 63.5 60.4 60.5 59.5 60.6 Balance Sheet Assets $ 3,441,990 $ 3,443,668 $ 3,485,453 $ 3,491,455 $ 3,494,074 $ 3,492,626 Loans 2,668,286 2,718,185 2,747,277 2,764,538 2,705,895 2,744,023 Cash and cash equivalents 135,877 98,548 110,662 112,595 189,324 141,605 Allowance for loan losses (32,278) (32,916) (33,278) (33,432) (32,827) (33,142) Total deposits 2,777,487 2,780,696 2,827,207 2,908,234 2,975,503 2,972,806 TCE ratio 9.2% 9.3% 9.4% 9.5% 9.9% 10.3 % Loan/Deposit ratio 96.1 97.8 97.2 95.1 90.9 92.3 Per Share Data Share price $ 44.58 $ 46.21 $ 44.80 $ 51.78 $ 54.33 $ 57.80 Book value 48.75 48.95 50.82 52.36 54.05 55.56 Tangible book value(1) 38.17 38.44 40.13 41.54 43.29 44.84 Price / tangible book value per share 117% 120% 112% 125% 126% 129 % Dividend paid $ 0.25 $ 0.26 $ 0.27 $ 0.27 $ 0.29 $ 0.31 (1) See appendix for reconciliation of Non-GAAP items. | 5 (dollars in thousands, except per share data)

H om e B an k To ta l A ss et s ($ in m illi on s) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Statewide Bank - $199 MM Guaranty Savings Bank - $257 MM Britton & Koontz Bank - $301 MM Bank of New Orleans - $346 MM St. Martin Bank & Trust - $597 MM CAGR = 11.7% as of December 31, 2025 | 6 Asset Growth Texan Bank - $416 MM

Profitability 0.99 1.76 1.07 1.23 1.08 1.33 1.12 1.04 1.25 1.27 1.12 1.32 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 2025 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 7.8 14.4 10.2 11.6 9.6 11.1 8.9 8.5 11.8 11.9 9.9 11.1 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 2025 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 10.2 18.0 13.9 16.0 12.7 14.3 11.1 10.5 15.6 15.9 12.8 13.9 ROATCE Core pre-provision earnings 2020 2021 2022 2023 2024 2025 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Return on Tangible Common Equity 59.1 57.1 62.1 61.2 64.7 60.2 63.8 64.8 61.2 61.3 64.6 60.8 GAAP Core pre-provision earnings 2020 2021 2022 2023 2024 2025 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 7

Lo an B al an ce O ut st an di ng ($ in m ill io ns ) A nnualized G row th R ate Total Loans Annualized Growth Rate 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 2,550 2,600 2,650 2,700 2,750 2,800 Loan Portfolio (as of December 31, 2025) CRE O.O. 26% 1-4 Mortgage 18% CRE N.O.O. 17% C&I 16% C&D 12% Multifamily 7% Home Equity 3% Consumer 1% Composition Market Diversification Acadiana 28% New Orleans 27% Houston 20% Northshore 13% Baton Rouge 10% MS 2% | 8 6% 1% 7% (8)%4% 3% 6% • Total loans - $2.7 billion • 4Q 2025 WAR - 6.44% • Houston market - 7% YTD annualized growth rate

OO CRE Portfolio (as of December 31, 2025) Geographic Exposure Houston, 36% Acadiana, 27% New Orleans 14% Northshore 12% Baton Rouge 9% Southwest LA, 1% Mississippi, 1% | 9 dollars in thousands Balances % of Total Loans % of OO CRE Avg Loan Size Criticized Balances Convenience Store $ 162,913 6% 22% $ 1,537 $ — Office 116,616 4 16 498 — Warehouse Or Industrial 95,969 4 13 568 7,460 Office Medical 86,264 3 12 863 — Other Specialty Use 53,373 2 7 905 3,729 Retail Single Tenant 52,235 2 7 629 — Restaurant/Bar 48,569 2 7 704 270 Hospital Or Surgical Center 48,509 2 7 4,410 — Church/School Mtg 42,063 2 6 914 1,463 Other 18,474 1 3 596 — Total $ 724,985 26% 100% $ 798 $ 12,922 Repricing or Maturing Term dollars in thousands 3 mths or less 4 - 12 mths 1 - 3 Years 3 - 5 Years 5+ Years Balances $ 121,366 $ 72,561 $ 172,689 $ 183,788 $ 174,581 WAR 6.1% 5.4% 5.5% 6.8% 4.5 % Average Rate 5.7% Fixed Rate % 67% Convenience Store Balances 87% in Houston Nonaccrual Balance $6.5 million

NOO CRE Portfolio, including Multifamily (as of December 31, 2025) Geographic Exposure New Orleans 41% Houston 20% Northshore 18% Acadiana 12% Baton Rouge 8% Other, 1% | 10 dollars in thousands Balances % of Total Loans % of NOO CRE Avg Loan Size Criticized Balances Multifamily $ 177,825 7% 28% $ 1,218 $ 1,598 Retail Multi-tenant 120,859 4 19 1,611 — Multi Use Facility 70,754 3 11 1,199 7,954 Other 67,463 3 10 1,143 392 Office 66,663 2 10 980 5,919 Hotel/Motel 58,278 2 9 1,355 7,813 Warehouse or Industrial 43,039 2 7 566 — Other Specialty Use 13,623 1 2 649 — Retail Single Tenant 13,065 1 2 451 363 Hospital or Surgical Center 11,659 — 2 1,943 — Total $ 643,228 23% 100% $ 1,105 $ 24,039 Repricing or Maturing Term dollars in thousands 3 mths or less 4 - 12 mths 1-3 years 3-5 Years 5+ Years Balances $ 123,158 $ 103,372 $ 204,601 $ 152,099 $ 59,998 WAR 6.4% 4.9% 5.7% 6.9% 4.2 % Average Rate 5.83% Fixed Rate % 70% Nonaccrual Balance $3.8 million

CRE Non-Medical Office Exposure (as of December 31, 2025) | 11 Nonaccrual Balance NOO loans - $0.0 OO loans - $0.0 Total Non-Medical Office Loans $183.3 million or 6.7% of total loans NOO Geographic Exposure Baton Rouge 0.9% Houston 0.8% Norths hore 0.3% Acadiana 0.3% New Orlean s 0.1% Mississ ippi —% dollars in thousands Balances % of Total Loans Avg Loan Size Criticized Balances Baton Rouge $ 23,795 0.9% $ 1,400 $ — Houston 21,781 0.8 1,815 5,919 Northshore 8,878 0.3 986 — Acadiana 8,493 0.3 369 — New Orleans 3,545 0.1 591 — Mississippi 171 — 171 — Total NOO Office $ 66,663 2.4% $ 980 $ 5,919 dollars in thousands Balances % of Total Loans Avg Loan Size Criticized Balances Acadiana $ 32,941 1.2% $ 471 $ — Houston 29,349 1.1 863 — New Orleans 22,007 0.8 550 — Baton Rouge 14,318 0.5 367 — Northshore 12,003 0.4 445 — Mississippi 3,525 0.1 352 — Southwest LA 2,474 0.1 177 — Total OO Office $ 116,616 4.2% $ 498 $ — OO Office Exposure NOO Office Exposure Average Remaining Maturity NOO 5.8 yrs OO 7.0 yrs Average Rate NOO 5.1% OO 5.9%

Commercial & Industrial (as of December 31, 2025) | 12 Nonaccrual Balance $1.3 million LOC Utilization Rate 51% Average Rate 7.1% Geographic Exposure Acadiana 43% Baton Rouge 17% New Orleans 10% Houston 10% Northshore 9% Southwest 8% Natchez 3% dollars in thousands Balances % of C&I % of Loans Avg Loan Size Criticized Balances Finance and Insurance $ 57,973 13.5% 2.1% $ 1,035 $ 1,068 Professional Services 51,153 11.9% 1.9 124 73 Retail 48,920 11.4% 1.8 263 348 Manufacturing 39,380 9.1% 1.4 285 578 Real Estate Leasing 38,870 9.0% 1.4 165 1,404 Construction 33,611 7.8% 1.2 111 214 Healthcare 31,211 7.2% 1.1 136 — Transportation 28,469 6.6% 1.0 206 175 Agriculture 24,015 5.6% 0.9 161 59 Oil & Gas Extraction 18,697 4.3% 0.7 267 — Other 58,218 13.5% 2.1 150 335 Totals $ 430,517 100% 15.7% $ 185 $ 4,254 Repricing or Maturing Term dollars in thousands 3 mths or less 4 -12 Mths 1 - 3 Years 3 - 5 Years 5+ Years Balances $ 242,842 $ 36,361 $ 39,674 $ 46,986 $ 64,654 WAR 7.5% 7.4% 6.3% 7.0% 6.2 % Fixed Rate % 41%

C&D Portfolio (as of December 31, 2025) Commercial Construction, 52% Lots, Development and Unimproved Land, 27% 1-4 Family Construction, 21% Composition | 13 Historic Charge-off (Recovery Rate) Charge-off (recovery) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 (0.25)% —% 0.25% 0.50% 0.75% 1.00% Total Balance $329.2 million Average Balance $563,000 $883K net charge-offs since 2009 4.6% on Nonaccrual or $15.4 million

Loans & Securities - Repricing and Maturity

(as of December 31, 2025)

Loan Repricing or Maturing Term									Rate Structure	
Total Loans and Leases [1] dollars in millions	*Floating Rate**	*3 mths or less*	*4 -12 Mths*	*1 - 3 Years*	*3 - 5 Years*	*5 - 7 Years*	*7+ Years*	***Total***	*Fixed*	*Adjustable*
Residential mortgages	$35	$19	$63	$120	$92	$30	$134	**$493**	$273	$220
Home equity loans and lines	84	—	1	2	1	—	5	**93**	8	85
Commercial real estate	150	68	153	303	293	118	105	**1,190**	796	394
Construction and land	129	46	102	32	16	2	2	**329**	135	194
Multifamily	23	4	23	74	43	2	9	**178**	140	38
Commercial and industrial	228	15	37	39	47	37	28	**431**	178	253
Other consumer	10	2	2	5	3	2	6	**30**	25	5
Total Loans and Leases	**$659**	**$154**	**$381**	**$575**	**$495**	**$191**	**$289**	**$2,744**	**$1,555**	**$1,189**
% of Total	24%	6%	14%	21%	18%	7%	10%	**100%**	57%	43%
Cumulative	24%	30%	44%	65%	83%	90%	100%			
Weighted average rate	7.05%	5.81%	5.91%	5.85%	6.86%	4.95%	4.97%	**6.17%**	**5.59%**	**6.93%**

**Floating rate loans reprice regularly every 3 months or less.*

Investment Securities Projected Cash Flow							
Total Investment Securities [2] dollars in millions	*3 mths or less*	*4 -12 Mths*	*1 - 3 Years*	*3 - 5 Years*	*5 - 7 Years*	*7+ Years*	*Total*
Current par value	$29	$51	$137	$83	$49	$68	**$417**
% of Total	7%	12%	33%	20%	12%	16%	**100%**
Cumulative	7%	19%	52%	72%	84%	100%	
Weighted average rate	3.11%	2.43%	2.49%	2.67%	2.94%	2.19%	**2.57%**

[1] Based on maturity date for fixed rate loans. [2] Par value for securities at December 31, 2025 by expected cash flow are shown. Actual cash flow may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

Home Bancorp, Inc. | 14

($ in m illi on s) $29.3 $2.3 $(0.1) $2.4 $(1.0) $1.1 $(0.9) $29.3 $31.5 $32.9 $33.1 Dec 2022 Organic Provision Net Charge- offs Dec 2023 Organic Provision Net Charge- offs Dec 2024 Organic Provision Net Charge- offs Dec 2025 0 10 20 30 40 2023 (dollars in thousands) 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 Total Loans $ 2,718,185 $ 2,747,277 $ 2,764,538 $ 2,705,895 $ 2,744,023 Total nonperforming loans 13,598 19,047 23,352 29,522 34,176 Total special mention loans 823 820 1,812 3,959 4,624 Total substandard loans 35,790 36,409 49,811 57,643 61,131 Total criticized loans $ 36,613 $ 37,229 $ 51,623 $ 61,602 $ 65,755 Nonperforming loans / Total loans 0.50% 0.69% 0.84% 1.09% 1.25 % Criticized loans / Total loans 1.35% 1.36% 1.87% 2.28% 2.40 % ALL / Total Loans 1.21% 1.21% 1.21% 1.21% 1.21% 20242021 Changes in ALL | 15 2025

1.30 0.77 0.49 0.34 0.31 0.45 1.03 0.75 0.40 0.28 0.14 0.20 0.32 0.80 NPAs / Total Assets Originated NPAs / Total Assets 2019 2020 2021 2022 2023 2024 2025 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% NPAs / Assets title 0.09 0.12 0.09 0.03 — 0.04 0.03 2019 2020 2021 2022 2023 2024 2025 0.00% 0.05% 0.10% 0.15% Net Charge-offs / YTD Average Loans 63 165 146 267 304 211 92 ALL / NPAs 2019 2020 2021 2022 2023 2024 2025 0% 50% 100% 150% 200% 250% 300% 350% ALL / NPAs 1.73 1.03 0.83 0.41 0.52 0.76 1.24 1.32 0.74 0.57 0.32 0.36 0.67 1.18 Past Due Loans / Loans Originated Past Due / Originated Loans 2019 2020 2021 2022 2023 2024 2025 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Loans Past Due Credit Quality Trends | 16

Investment Portfolio | 17 (dollars in millions) Book Value Gain/(loss) Eff. Duration MBS $176 $(14) 4.0 Agency CMBS 156 (3) 2.1 Muni 54 (5) 5.1 CMO 14 — 2.4 Agency 11 — 3.4 Corp 4 — 0.4 Total $416 $(23) 3.3 10 Year Investment Cash Flow 19% 38% 52% 63% 72% 79% 84% 89% 92% 96% Expected Principal Cash Flows (dollars in thousands) Percentage of Cash Flows - Cumulative FYE 2026 FYE 2027 FYE 2028 FYE 2029 FYE 2030 FYE 2031 FYE 2032 FYE 2033 FYE 2034 FYE 2035 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS 42.3% Agency CMBS 37.5% Muni 13.0% Agency 2.8% CMO 3.3% Corp 1.1% 11.2% of total assets 2.5% Q4 yield $23.4 million unrealized loss ~ 5.6% of book value 99.7% AFS $3.1 million MV increase in Q4 $5.0 million increase in book value QoQ

Acadiana 54% New Orleans 14% Houston 10% Northshore 11% Mississippi, 7% Baton Rouge, 4% $ in m illi on s 28% 30% 34% 28% 26% 27% 29% 31% 25% 24% 23% 22% 17% 13% 13% 24% 26% 27% 15% 15% 16% 15% 17% 17% 11% 11% 12% 9% 8% 7% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2020 2021 2022 2023 2024 2025 1,500 2,000 2,500 3,000 Change (dollars in thousands) 12/31/2024 9/30/2025 12/31/2025 QoQ YoY Demand Deposits 733,073 801,974 792,951 (9,023) 59,878 Savings 210,977 200,135 201,265 1,130 (9,712) Money Market 457,483 499,404 518,740 19,336 61,257 NOW 645,246 641,204 654,227 13,023 8,981 CDs 733,917 832,786 805,623 (27,163) 71,706 Total Deposits $ 2,780,696 $ 2,975,503 $ 2,972,806 $ (2,697) $ 192,110 Deposits (as of December 31, 2025) | 18 $35,809 Average deposit size 27% Non-interest bearing deposit composition 7% YTD 2025 growth rate

Deposits (as of December 31, 2025) | 19 Retail Business Public Broker Total FDIC Insured 44% 17% —% —% 61% Uninsured (1) 8 17 — — 25 Reciprocal — 5 — — 5 Public Funds — — 6 — 6 Brokered Deposits — — — 3 3 Total 52% 39% 6% 3% 100% Cost of Deposits 1.52 1.63 1.75 1.73 1.68 1.71 1.76 1.71 4.41 4.58 4.59 4.33 4.00 3.86 3.85 3.83 2.52 2.69 2.78 2.66 2.51 2.52 2.57 2.51 1.82 1.94 2.03 1.94 1.85 1.84 1.88 1.84 Interest-bearing non-maturity deposits Certificates of deposit Total interest-bearing deposits Total deposits 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1.20 1.60 2.00 2.40 2.80 3.20 3.60 4.00 4.40 4.80 (1) Excluding internal accounts, over FDIC limit and not collateralized (2) Total primary funding sources covering uninsured deposits. Funding Availability (in thousands) Q4 2025 FHLB availability $ 1,256,621 Unencumbered investments (book) 63,558 FRB discount window 500 Total primary funding sources $ 1,320,679 Fed fund lines 55,000 Total primary and secondary liquidity $ 1,375,679 Uninsured Deposits(1) Approximately $726 million or 24% of total deposits Coverage of Uninsured Deposits(2) 182%

3.64 3.66 3.71 3.82 3.91 4.04 4.10 4.06 NIM 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 4.60% NIM (TE) 6.18 6.28 6.43 6.43 6.43 6.50 6.53 6.44 Loan Yield 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 6.15% 6.30% 6.45% 6.60% Yield on Loans 2.79 2.93 3.02 2.87 2.74 2.71 2.69 2.60 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 2.5% 2.8% 3.0% 3.3% Cost of Interest-Bearing Liabilities Yields | 20 Total borrowings decreased $41.1 million for the quarter ended December 2025 NIM 4.06% for the quarter ended December 2025 1.84% Cost of total deposits for the quarter ended December 2025

Rate Shock 1 Year % Change in NII 200 7.2% 100 3.7% (100) (4.1)% (200) (8.4)% % of assets 2019 2024 2025 Cash 2% 3% 4% Investments 12% 12% 11% Loans, excluding PPP 78% 79% 79% Other Assets 8% 6% 6% NMD - noninterest-bearing 20% 21% 23% NMD - interest-bearing 45% 38% 39% CDs 18% 21% 23% Total Deposits 83% 80% 85% Borrowings 2% 5% —% Subordinated Debt —% 2% 2% Other 1% 1% 1% Equity 14% 12% 12% Loan portfolio effective duration ~ 1.8 (based on management estimates) Cost of 2Q2016 - 3Q2019 3Q2019 - 1Q2022 1Q2022 - 3Q2024 3Q2024 - 4Q2025 Interest-bearing deposits 36% 40% 49% 16% Total deposits 27% 31% 36% 11% Interest-bearing liabilities 33% 40% 53% 25% Funding earning assets 23% 29% 37% 20% Interest Rate Risk Forecasted Change in NII Liability Betas Historical Funding Betas Balance Sheet Composition | 21 Fed Funds Effective Cost of Deposits Cost of Funding Earning Assets Q2- 16 Q4- 16 Q2- 17 Q4- 17 Q2- 18 Q4- 18 Q3- 19 Q4- 19 Q2- 20 Q4- 20 Q2- 21 Q4- 21 Q1- 22 Q2- 22 Q4- 22 Q2- 23 Q4- 23 Q1- 24 Q2- 24 Q3- 24 Q4- 2024 Q1- 25 Q2- 25 Q3- 25 Q4- 2025 —% 1.00% 2.00% 3.00% 4.00% 5.00% Investment Portfolio effective duration = 3.3 43% of loan portfolio is variable

0.62 0.57 0.54 0.44 0.46 0.43 0.45 2019 2020 2021 2022 2023 2024 2025 0.40% 0.45% 0.50% 0.55% 0.60% 0.65% Noninterest Income(1) / Assets 2.87 2.53 2.41 2.51 2.52 2.58 2.59 2019 2020 2021 2022 2023 2024 2025 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets (1) Excludes non-core items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Service fees and charges $ 1,334 $ 1,309 $ 1,345 $ 1,408 $ 1,438 Bank card fees 1,586 1,578 1,750 1,646 1,624 Gain on sale of loans 62 377 114 144 225 Gain (loss) on sale of assets, net 39 9 (2) — (4) Other 608 736 509 540 715 Total noninterest income $ 3,629 $ 4,009 $ 3,716 $ 3,738 $ 3,998 (dollars in thousands) 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 Compensation $ 13,314 $ 12,652 $ 13,322 $ 13,531 $ 13,974 Data processing 2,526 2,642 2,628 2,556 2,548 Occupancy 2,342 2,561 2,513 2,544 2,406 Provision (reversal) for unfunded 240 — (970) — (105) Other 3,933 3,724 4,914 3,900 4,223 Total noninterest expense $ 22,355 $ 21,579 $ 22,407 $ 22,531 $ 23,046 Noninterest expense excl. provision for unfunded $ 22,115 $ 21,579 $ 23,377 $ 22,531 $ 23,151 Noninterest Income & Expense | 22

0.84 0.88 0.91 0.93 1.00 1.01 1.14 0.31 Q1 Q2 Q3 Q4 2019 2020 2021 2022 2023 2024 2025 2026 0.00 0.50 1.00 1.50 Dividends Per Share 27.22 29.60 34.00 29.57 29.20 34.45 38.44 44.84 Tangible book value 2019 2020 2021 March 2022 2022 2023 2024 2025 20 25 30 35 40 Tangible Book Value Share Repurchase Activity Year # Shares Average Price Cash Utilized 2019 419,498 36.82 15,444,895 2020 530,504 26.41 14,011,605 2021 246,012 36.18 8,900,409 2022 288,350 39.30 11,333,399 2023 164,272 32.01 5,257,822 2024 124,634 37.79 4,710,202 2025 321,590 44.30 14,247,421 2026 (as of 01/22/2026) — — — Total 2,094,860 $ 35.28 $ 73,905,753 Capital | 23 ~ 390,222 shares remaining in current plans as of January 22, 2026 New Share Repurchase Plan approved 405,000 17% Shares repurchased since 2019 8.7% CAGR TBV / share, since 2019 Cash acquisition - Texan Bank Cash dividend of $0.31 per share payable on February 20, 2026 *payable in February 2026 *

9.8 10.4 11.0 11.4 11.8 14.7 12.4 13.0 13.3 14.1 15.9 13.6 14.2 14.5 15.3 Tier 1 leverage capital Common equity tier 1 Total risk-based capital 2021 2022 2023 2024 2025 0% 5% 10% 15% 20% Capital Ratios (Bank only) Capital | 24 Home Bank, N.A. Home Bancorp, Inc. As Reported Including AOCI Losses (1) As Reported Including AOCI Losses (1) Common Equity Tier 1 capital 14.1% 13.5% 12.7% 12.1% Tier 1 risk based capital 14.1% 13.5% 12.7% 12.1% Total risk based capital 15.3% 14.7% 15.8% 15.2% Tier 1 leverage capital 11.8% 11.3% 10.7% 10.2% (1) Assumes AOCI adjustments related to market valuations on securities and interest rate derivatives are included for regulatory capital calculations. Regulatory Capital and Adjusted Capital as of December 31, 2025

Investment Perspective | 25

| 26

Appendix

(non-GAAP reconciliation)

(dollars in thousands, except per share data)

	3Q 2024	4Q 2024	1Q 2025	2Q 2025	3Q 2025	4Q 2025
Total shareholders' equity	$ 393,453	$ 396,088	$ 402,831	$ 408,818	$ 423,044	$ 435,094
Less: intangible assets	85,361	85,044	84,751	84,482	84,214	83,957
Non-GAAP tangible shareholders' equity	$ 308,092	$ 311,044	$ 318,080	$ 324,336	$ 338,830	$ 351,137
Reported net income	$ 9,437	$ 9,673	$ 10,964	$ 11,330	$ 12,357	$ 11,411
Add: amortization CDI, net tax	259	250	231	213	212	203
Non-GAAP tangible net income	$ 9,696	$ 9,923	$ 11,195	$ 11,543	$ 12,569	$ 11,614
Return on average equity	9.8 %	9.7 %	11.0 %	11.2 %	11.8 %	10.5 %
Add: intangible assets	3.1	3.0	3.3	3.3	3.2	2.8
Non-GAAP return on tangible common equity	12.9 %	12.7 %	14.3 %	14.5 %	15.0 %	13.3 %
Book value per share	$ 48.75	$ 48.95	$ 50.82	$ 52.36	$ 54.05	$ 55.56
Less: intangible assets	10.58	10.51	10.69	10.82	10.76	10.72
Non-GAAP tangible book value per share	$ 38.17	$ 38.44	$ 40.13	$ 41.54	$ 43.29	$ 44.84
Reported net income	$ 9,437	$ 9,673	$ 10,964	$ 11,330	$ 12,357	$ 11,411
Less: PPP loan income	35	12	17	2	1	1
Less: gain (loss) on sale of assets	(10)	39	9	(2)	—	(4)
Less: loan discount accretion	452	421	356	356	347	242
Add: provision (reversal) for loan losses	140	873	394	489	(229)	480
Add: provision (reversal) for credit losses on unfunded commitments	—	240	—	(970)	—	(105)
Add: CDI amortization	328	317	293	269	268	257
Total non-core items, net of taxes	(7)	757	241	(449)	(244)	310
Core pre-provision net income [1]	$ 9,430	$ 10,430	$ 11,205	$ 10,881	$ 12,113	$ 11,721

Home Bancorp, Inc. | 27

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2020	2021	2022	2023	2024	2025
Total shareholders' equity	$ 321,842	$ 351,903	$ 329,954	$ 367,444	$ 396,088	$ 435,094
Less: intangible assets	63,112	61,949	87,973	86,372	85,044	83,957
Non-GAAP tangible shareholders' equity	$ 258,730	$ 289,954	$ 241,981	$ 281,072	$ 311,044	$ 351,137
Reported net income	$ 24,765	$ 48,621	$ 34,072	$ 40,240	$ 36,427	$ 46,062
Add: amortization CDI, net tax	1,074	919	1,266	1,264	1,049	859
Non-GAAP tangible income	$ 25,839	$ 49,540	$ 35,338	$ 41,504	$ 37,476	$ 46,921
Return on average equity	7.8 %	14.4 %	10.2 %	11.6 %	9.6 %	11.1 %
Add: intangible assets	2.4	3.6	3.7	4.4	3.1	3.2
Non-GAAP return on tangible common equity	10.2 %	18.0 %	13.9 %	16.0 %	12.7 %	14.3 %
Originated loans	$ 1,625,139	$ 1,593,769	$ 1,961,425	$ 2,169,500	$ 2,354,927	$ 2,436,576
Acquired loans	354,815	246,324	469,325	412,138	363,258	307,447
Total loans	$ 1,979,954	$ 1,840,093	$ 2,430,750	$ 2,581,638	$ 2,718,185	$ 2,744,023
Originated NPAs	$ 10,353	$ 8,348	$ 4,489	$ 6,518	$ 10,970	$ 27,838
Acquired NPAs	9,628	6,116	6,487	3,871	4,638	8,267
Total NPAs	$ 19,981	$ 14,464	$ 10,976	$ 10,389	$ 15,608	$ 36,105
Originated past due loans	$ 12,070	$ 9,071	$ 6,215	$ 7,864	$ 15,681	$ 28,852
Acquired past due loans	8,335	6,146	3,683	5,569	4,920	5,184
Total past due loans	$ 20,405	$ 15,217	$ 9,898	$ 13,433	$ 20,601	$ 34,036
Average assets	$ 2,491,612	$ 2,765,878	$ 3,178,862	$ 3,262,820	$ 3,386,721	$ 3,473,442
Less: average PPP loans	169,665	169,149	15,691	5,997	4,436	509
Average assets excluding PPP loans	$ 2,321,947	$ 2,596,729	$ 3,163,171	$ 3,256,823	$ 3,382,285	$ 3,472,933

Home Bancorp, Inc. | 28

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2020	2021	2022	2023	2024	2025
Reported noninterest income	$ 14,305	$ 16,271	$ 13,885	$ 14,636	$ 14,625	$ 15,461
Less: BOLI benefit	—	1,717	—	—	—	—
Less: gain (loss) on sale of securities	—	—	—	(249)	—	—
Less: gain (loss) on sale of assets	—	(504)	26	(27)	33	3
Non-GAAP noninterest income	$ 14,305	$ 15,058	$ 13,859	$ 14,912	$ 14,592	$ 15,458
Reported noninterest expense	$ 62,981	$ 66,982	$ 81,909	$ 82,841	$ 87,289	$ 89,563
Less: one-time foreclosed asset recovery	—	—	—	739	—	—
Less: merger-related expenses	—	299	1,971	—	—	—
Non-GAAP noninterest expense	$ 62,981	$ 66,683	$ 79,938	$ 82,102	$ 87,289	$ 89,563
Reported net income	$ 24,765	$ 48,621	$ 34,072	$ 40,240	$ 36,427	$ 46,062
Less: PPP loan income	5,895	13,208	1,359	95	89	21
Less: BOLI benefit	—	1,717	—	—	—	—
Less: gain (loss) on sale of assets	—	(504)	26	(27)	33	3
Less: gain (loss) on sale of securities	—	—	—	(249)	—	—
Less: loan discount accretion	4,097	2,361	2,933	2,532	1,888	1,301
Add: provision (reversal) for loan losses	12,728	(10,161)	7,489	2,341	2,415	1,134
Add: provision (reversal) for credit losses on unfunded commitments	—	390	278	501	106	(1,075)
Add: CDI amortization	1,360	1,163	1,602	1,601	1,328	1,087
Add: one-time foreclosed asset recovery	—	—	—	(739)	—	—
Add: merger-related expenses	—	299	1,971	—	—	—
Non-core items, net of taxes	3,236	(19,822)	5,547	1,069	1,453	(142)
Core pre-provision net income [1]	$ 28,001	$ 28,799	$ 39,619	$ 41,309	$ 37,880	$ 45,920

(1) Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Home Bancorp, Inc. | 29

2020 2021 1Q2022 2022 2023 2024 1Q2025 2Q2025 3Q2025 4Q2025 Total shareholders' equity $ 321,842 $ 351,903 $ 337,504 $ 329,954 $ 367,444 $ 396,088 $ 402,831 $ 408,818 $ 423,044 $ 435,094 Less: intangible assets 63,112 61,949 87,569 87,973 86,372 85,044 84,751 84,482 84,214 83,957 Non-GAAP tangible shareholders' equity $ 258,730 $ 289,954 $ 249,935 $ 241,981 $ 281,072 $ 311,044 $ 318,080 $ 324,336 $ 338,830 $ 351,137 Shares Outstanding 8,740,104 8,526,907 8,453,014 8,286,084 8,158,281 8,091,522 7,926,331 7,808,421 7,827,481 7,831,342 Book value per share $ 36.82 $ 41.27 $ 39.93 $ 39.82 $ 45.04 $ 48.95 $ 50.82 $ 52.36 $ 54.05 $ 55.56 Less: intangible assets 7.22 7.27 10.36 10.62 10.59 10.51 10.69 10.82 10.76 10.72 Non-GAAP tangible book value per share $ 29.60 $ 34.00 $ 29.57 $ 29.20 $ 34.45 $ 38.44 $ 40.13 $ 41.54 $ 43.29 $ 44.84 Appendix (non-GAAP reconciliation) | 30 (dollars in thousands except for per share data)